Acquisition	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisition
10. ACQUISITION
Business combinations are accounted for under the acquisition method of accounting in accordance with ASC No. 805,
 Business Combinations
. Under the acquisition method, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is recorded to the extent the purchase price exceeds the fair value of the net identifiable tangible and intangible assets acquired less liabilities assumed at the date of acquisition.
Relec Electronics Ltd
On November 9, 2020, GWW entered into a stock purchase agreement with Tabard, the legal and beneficial owners of 100% of the issued shares in the capital of Relec, and Peter Lappin, in his capacity as the representative of the Sellers. Relec was established in 1978 and provides specialist power conversion and display products. The acquisition of Relec enhanced the Company’s presence in industrial and transportation markets in the United Kingdom and Europe and considerably broadened its product portfolio, including high-quality power conversion and display product offerings. On November 30, 2020, the acquisition of Relec closed for an aggregate cash purchase price of $3,765,000, net of cash acquired, of which $3,627,000 had been paid at December 31, 2020. Pursuant to the stock purchase agreement, Gresham may be required to pay the Sellers a maximum of £500,000, or approximately $665,000, during 2021, 2022 and 2023.
These earn-out payments
are based on a combination of Relec’s gross margin and its minimum earnings before income taxes, depreciation and amortization. For the year ended December 31, 2021, Relec did not meet the earn-out criteria.
Upon initial measurement, components of the purchase price were as follows:

Relec
Accounts receivable	$633,000
Prepaid and other current assets	53,000
Inventories, net	994,000
Property and equipment	94,000
Customer relationships	900,000
Trade name	500,000
Accounts payable and accrued expenses	(557,000)

Net assets acquired	2,617,000
Goodwill	1,148,000

Purchase price	$3,765,000

The following pro forma data for the year ended December 31, 2020 summarizes the results of operations for the period indicated as if the Relec acquisition, which closed on November 30, 2020, had been completed as of the beginning of each period presented. The pro forma data gives effect to actual operating results prior to the acquisition. These pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition occurred as of the beginning of each period presented or that may be obtained in future periods:

For the Year Ended December 31, 2020 (Unaudited)
Total Revenue	$23,521,000

Net loss	$(1,722,000)
Less: Net loss attributable to non-controlling interest	—

Net loss attributable to Gresham Worldwide	$(1,722,000)

For the Year Ended December 31, 2020 (Unaudited)
Basic and diluted net loss per common share	$(1,722)

Weighted average common shares outstanding, basic and diluted	1,000

Comprehensive loss
Loss available to common stockholders	$(1,722,000)
Foreign currency translation adjustment	482,000

Total comprehensive loss	$(1,241,000)